Defined Asset Funds[SM]

The Select S&P Industrial Portfolio

1997 Series D

Take indexing to a new level...


For Dividends...
For Potential Capital Appreciation...
For Total Return...

Indexing--it's a strategy that many investors choose to mirror the returns of major indices. Why not go a step beyond Indexing? Defined Asset Funds[SM] can help.

A Step Beyond Indexing

               Instead of simply replicating an index, the Select S&P Industrial Portfolio takes indexing to a new level by attempting to single out stocks within the index for a combination of value capital appreciation and current dividend income. The Portfolio seeks total return through a contrarian strategy of selecting the 15 stocks from the S&P Industrial Index(*) that have high dividend yields.

The Selection Process

               The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this by employing a disciplined four-part screening process:

               1. Defining the Universe:  We begin with the S&P Industrial
            Index which is a sub-set of the S&P 500(*) that includes only industrial stocks. Defined Asset Funds then removes any stocks that are a part of the Dow Jones Industrial Average(*) (DJIA).

---------------
     (*)"Standard & Poor's," "S&P" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Incorporated.

               2. Quality Screen:  Only stocks that are ranked A+ or A by
            Standard & Poor's are included. Standard & Poor's determines these rankings of stocks using a computerized system, which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, which ranges from A+ for the most highly esteemed stocks to D for those stocks which Standard & Poor's considers to be the most speculative. These rankings are not intended to predict stock price movements.

               3. Market Capitalization:  The stocks are then ranked by their market capitalization from highest to lowest, and the lowest 25% are eliminated. This allows the Portfolio to avoid smaller, less liquid issues.

               4. Highest Dividend Yield:  Finally, the remaining stocks are ranked according to dividend yield, which identifies companies whose prices may have declined. The 15 highest-yielding stocks are selected for the Portfolio.

The Defined Asset Funds Select Strategy

               Like each Portfolio in the Defined Asset Funds Select Series, the S&P Industrial Portfolio employs a "buy and hold" style of investing for approximately one year following a disciplined investment strategy. At the end of one year, the screening process is reapplied and a new Portfolio is selected. You can reinvest your earnings into the new Portfolio, if available, or you can redeem your investment. The research is done for you. There are no buy or sell decisions to make.

               Although the Select Portfolios are one year investments, we recommend staying with the Strategy for at least three to five years.

Defining the Portfolio

               At Defined Asset Funds, we believe in giving our investors the facts they need to make informed choices. It is important to note that when a stock has a relatively high dividend yield, it can be an indication that the company or the industry may be currently out of favor.


                       Select S&P Industrial Portfolio -- Series 1997 D

                                                                           Current
                        Companies                    Ticker Symbol    Dividend Yield*
  1.    UST, Inc.                                         UST               5.81%
  2.    General Mills, Inc.                               GIS               3.49%
  3.    Alltel Corporation                                AT                3.41%
  4.    International Flavors & Fragrances, Inc.          IFF               3.21%
  5.    SBC Communications, Inc.                          SBC               3.03%
  6.    Royal Dutch Petroleum Company**                   RD                2.95%
  7.    Genuine Parts Company                             GPC               2.81%
  8.    Heinz (H.J.) Company                              HNZ               2.67%
  9.    May Department Stores Company                     MAY               2.51%
 10.    The Limited, Inc.                                 LTD               2.43%
 11.    Winn-Dixie Stores, Inc.                           WIN               2.42%
 12.    Anheuser-Busch Companies, Inc.                    BUD               2.31%
 13.    Pitney Bowes, Inc.                                PBI               2.25%
 14.    American Home Products Corporation                AHP               2.15%
 15.    Kellogg Company                                    K                2.13%

_______________
* Current Dividend Yield for each stock was calculated by annualizing the last quarterly or semi-annual ordinary dividend received on the stock and dividing the results by its market value on the close of trading on June 6, 1997.
** This issuer is located in The Netherlands; the current semi-annual dividend per share will be subject to withholding taxes of The Netherlands.

                              Time In The Market

Annual Total Returns (Periods ending December 31)

                                        S&P         S&P
Year       Strategy        DJIA         500      Industrial

1972         17.80%       18.21%      18.98%        19.83%
1973        -16.66%      -13.12%     -14.66%       -14.61%
1974         -3.16%      -23.14%     -26.47%       -26.54%
1975         42.19%       44.40%      36.92%        36.78%
1976         32.53%       22.72%      23.53%        22.59%
1977         -4.34%      -12.71%      -7.19%        -8.20%
1978          8.04%        2.69%       6.39%         7.50%
1979         28.18%       10.52%      18.02%        18.40%
1980         20.04%       21.41%      31.50%        32.98%
1981          9.64%       -3.40%      -4.83%        -6.69%
1982         27.59%       25.79%      20.26%        20.14%
1983         26.45%       25.68%      22.27%        22.79%
1984         14.22%        1.06%       5.95%         4.09%
1985         31.64%       32.78%      31.43%        30.08%
1986         30.44%       26.91%      18.37%        18.54%
1987          4.53%        6.02%       5.67%         9.13%
1988         43.56%       15.95%      16.58%        15.80%
1989         36.99%       31.71%      31.11%        29.30%
1990          3.00%       -0.57%      -3.20%        -0.84%
1991         28.73%       23.93%      30.51%        30.39%
1992         13.36%        7.34%       7.67%         5.63%
1993          4.29%       16.72%       9.97%         8.90%
1994         13.28%        4.95%       1.30%         3.75%
1995         38.25%       36.48%      37.10%        34.26%
1996         14.10%       28.57%      22.69%        22.70%
3/31/97       2.87%        2.63%       2.70%         2.67%

Average*     17.49%       12.76%      12.34%        12.24%
__________________
     * Average annual total returns represent the annual rate of price appreciation plus dividends reinvested at the end of each year. Neither the average annual return of 17.49%, nor any of the other figures listed, are any guarantee of future performance.

Avoid the teachings of speculators whose judgments are not confirmed by experience.

L E O N A R D O  D A  V I N C I

How the Strategy Could Have Performed

               We analyzed the hypothetical historical returns of $10,000 invested over 25 years according to the S&P Industrial Strategy as compared to the Index, the S&P 500 and the DJ1A. While past performance is no guarantee of future results, the Strategy would have offered impressive returns, as you can see from the chart below.

               [A mountain chart, captioned "Hypothetical Growth of $10,000 invested in 1972 through 3/31/97", compares the cumulative annual performance from 1972 through 1996 between the Strategy (not any portfolio) (yellow), the DJIA (pink), the S&P 500 (purple) and the S&P Industrial (green). A box in the upper left quadrant indicates the components of the chart. The y axis reflects years in 1 year increments. The initial value of each is $10,000; the ending values are as follows: $585,489 (Strategy); $206,721 (DJIA); $188,717 (S&P 500); $184,512 (S&P Industrial).]

               The charts above compare hypothetical performance of the Select S&P Strategy (not any actual Portfolio) with the actual performance of the S&P Industrial Index, the S&P 500 Composite Stock Price Index and the DJIA. The results shown assume that all dividends during each year are reinvested at the end of that year, and do not reflect sales charges, commissions, expenses or taxes. If Portfolio sales charges and expenses were deducted, the Strategy would have underperformed the S&P Industrial Index in 9 out of the last 25 years, the S&P 500 in 10 out of the last 25 years and the DJIA in 11 out of the last 25 years. There can be no assurance that any Portfolio will outperform these indices. Actual performance will also differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.

About Standard & Poor's

               STANDARD & POOR'S is a leading financial information and investment research company. Since 1860, it has provided investors with financial research, benchmarks, and market data. Its most notable benchmark the S&P 500 Composite Stock Price Index, features utility, financial, transportation and industrial stocks. The S&P Industrial Index, a sub-set of the S&P 500, includes only highly capitalized industrial stocks.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

               All investors pay a deferred sales charge of $1.75 per 1,000 units, deducted in each of the last ten months of the Portfolio ($17.50 total). First-time investors also pay a sales charge of approximately 1% when they buy.

                                    As of % of
                                     Initial
                                      Public          Amount per
      Amount Purchased            Offering Price      1,000 Units
-----------------------------------------------------------------
Initial Sales Charge                  1.00%             $10.00
Deferred Sales Charge                 1.75%             $17.50
                                      ========================
Maximum Sales Charge                  2.75%             $27.50

               If you sell before termination, the remaining deferred sales charges are deducted, along with the estimated costs of selling Portfolio securities. If you roll over into a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred fee on that Portfolio.

Volume Purchase Discounts

               For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                           Total Sales Charge
                                          as a % of the Public
Amount Purchased                             Offering Price
--------------------------------------------------------------
Less than $50,000                                2.75%
$50,000 to $99,999                               2.50%
$100,000 to $249,999                             2.00%
$250,000 to $999,999                             1.75%
$1,000,000 or more                               1.00%
--------------------------------------------------------------

Defining Your Risks

               The Select S&P Industrial Portfolio is designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of this investment will fluctuate with the value of the underlying stocks and the sale price may be more or less than the original cost. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease.

Tax Reporting

               The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge and the charge for organizational expenses.

Select Now!

               You can get started with the Select S&P Industrial Portfolio with as little as $250. Call your financial professional for a free prospectus containing more complete information including all charges and expenses. Please read the prospectus carefully before investing.

               Information contained herein is subject to amendment. A registration statement relating to the next Series of the S&P Industrial Portfolio has been filed with the Securities and Exchange Commission. The securities of the new offering may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



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      (Hang Seng Index)
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      (Nikkei Index)
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Utility Series

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